EXHIBIT 21

Subsidiaries of the Company

Subsidiary	Jurisdiction of Incorporation or Formation

30 West Pershing, LLC	Missouri
Adelaar Developer II, LLC	Delaware
Adelaar Developer, LLC	Delaware
Atlantic - EPR I	Delaware
Atlantic - EPR II	Delaware
Burbank Village, Inc.	Delaware
Burbank Village, L.P.	Delaware
Cantera 30, Inc.	Delaware
Cantera 30 Theatre, L.P.	Delaware
Cinescape Equity, LLC	Delaware
Cinescape Mezz, LLC	Delaware
Cinescape Property, LLC	Delaware
CLP Northstar Commercial, LLC	Delaware
CLP Northstar, LLC	Delaware
Early Childhood Education, LLC	Delaware
ECE I, LLC	Delaware
ECE II, LLC	Delaware
ECE V, LLC	Delaware
ECS Douglas I, LLC	Delaware
Education Capital Solutions, LLC	Delaware
EPR Apex, Inc.	Delaware
EPR Camelback, LLC	Delaware
EPR Canada, Inc.	Missouri
EPR Concord II, L.P.	Delaware
EPR Daly, LLC	Delaware
EPR Escape, LLC	Delaware
EPR Fitness, LLC	Delaware
EPR Gaming Properties, LLC	Delaware
EPR Go Zone Holdings, LLC	Delaware
EPR Hialeah, Inc.	Missouri
EPR iDenver Holdings, LLC	Delaware
EPR iHurst Holdings, LLC	Delaware
EPR iTampa, LLC	Delaware
EPR Karting, LLC	Delaware
EPR Macomb Holdings, LLC	Delaware
EPR North Finance Trust	Ontario
EPR North GP ULC	British Columbia
EPR North Holdings GP ULC	British Columbia
EPR North Holdings LP	Ontario
EPR North Properties LP	Ontario
EPR North Trust	Kansas
EPR North US GP Trust	Delaware
EPR North US LP	Delaware
EPR Parks, LLC	Delaware

EPR Resorts, LLC	Delaware
EPR TRS Holdings, Inc.	Missouri
EPR TRS I, Inc.	Missouri
EPR TRS II, Inc.	Missouri
EPR TRS III, Inc.	Missouri
EPR TRS IV, Inc.	Missouri
EPR Tuscaloosa, LLC	Delaware
EPT 301, LLC	Missouri
EPT 909, Inc.	Delaware
EPT Aliso Viejo, Inc.	Delaware
EPT Arroyo, Inc.	Delaware
EPT Auburn, Inc.	Delaware
EPT Biloxi, Inc.	Delaware
EPT Boise, Inc.	Delaware
EPT Charlotte, LLC	Delaware
EPT Chattanooga, Inc.	Delaware
EPT Columbiana, Inc.	Delaware
EPT Concord II, LLC	Delaware
EPT Concord, LLC	Delaware
EPT Dallas, LLC	Delaware
EPT Davie, Inc.	Delaware
EPT Deer Valley, Inc.	Delaware
EPT DownREIT II, Inc.	Missouri
EPT DownREIT, Inc.	Missouri
EPT East, Inc.	Delaware
EPT Firewheel, Inc.	Delaware
EPT First Colony, Inc.	Delaware
EPT Fontana, LLC	Delaware
EPT Fresno, Inc.	Delaware
EPT Gulf Pointe, Inc.	Delaware
EPT Hamilton, Inc.	Delaware
EPT Hattiesburg, Inc.	Delaware
EPT Huntsville, Inc.	Delaware
EPT Hurst, Inc.	Delaware
EPT Indianapolis, Inc.	Delaware
EPT Kalamazoo, Inc.	Missouri
EPT Kenner, LLC	Delaware
EPT Lafayette, Inc.	Delaware
EPT Lawrence, Inc.	Delaware
EPT Leawood, Inc.	Delaware
EPT Little Rock, Inc.	Delaware
EPT Macon, Inc.	Delaware
EPT Mad River, Inc.	Missouri
EPT Manchester, Inc.	Delaware
EPT Melbourne, Inc.	Missouri
EPT Mesa, Inc.	Delaware
EPT Mesquite, Inc.	Delaware
EPT Modesto, Inc.	Delaware
EPT Mount Attitash, Inc.	Delaware

EPT Mount Snow, Inc.	Delaware
EPT New England, LLC	Delaware
EPT New Roc GP, Inc.	Delaware
EPT New Roc, LLC	Delaware
EPT Nineteen, Inc.	Delaware
EPT Oakview, Inc.	Delaware
EPT Pensacola, Inc.	Missouri
EPT Pompano, Inc.	Delaware
EPT Raleigh Theatres, Inc.	Delaware
EPT Ski Properties, Inc.	Delaware
EPT Slidell, Inc.	Delaware
EPT South Barrington, Inc.	Delaware
EPT Twin Falls, LLC	Delaware
EPT Virginia Beach, Inc.	Delaware
EPT Waterparks, Inc.	Delaware
EPT White Plains, LLC	Delaware
EPT Wilmington, Inc.	Delaware
Flik Depositor, Inc.	Delaware
Flik, Inc.	Delaware
Go To The Show, L.L.C.	Louisiana
International Hotel Ventures, Inc.	Delaware
Kanata Entertainment Holdings, Inc.	New Brunswick
McHenry FFE, LLC	Delaware
Megaplex Four, Inc.	Missouri
Megaplex Nine, Inc.	Missouri
Metropolis Entertainment Holdings, Inc.	New Brunswick
Mississauga Entertainment Holdings, Inc.	New Brunswick
New Roc Associates, L.P.	New York
Oakville Entertainment Holdings, Inc.	New Brunswick
Rittenhouse Holding, LLC	Delaware
Strategic Undertakings, LLC	Delaware
Suffolk Retail, LLC	Delaware
Tampa Veterans 24, Inc.	Delaware
Tampa Veterans 24, L.P.	Delaware
Theatre Sub, Inc.	Missouri
WestCol Center, LLC	Delaware
Whitby Entertainment Holdings, Inc.	New Brunswick